Exhibit 99.1

Barclays Select Growth Conference

Jeffrey M. Platt

President and CEO

Joseph M. Bennett November 19, 2013

EVP & Chief IRO

TIDEWATER

601 Poydras Street, Suite 1500

New Orleans, LA 70130

FORWARD -LOOKING STATEMENTS

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward -looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending by customers in the energy industry for offshore exploration, development and production; changing customer demands for different vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; uncertainty of global financial market conditions and difficulty accessing credit or capital; acts of terrorism and piracy; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well-develo ped or consistently enforced, especially in higher political risk countries where we operate; foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; and enforcement of laws related to the environment, labor and foreign corrupt practices. Readers should consider all of these risks factors, as well as other information contained in the Company’s form 10-K’s and 10-Q’s.

Phone: 504.568.1010 | Fax: 504.566.4580

Web site address: www.tdw.com

Email: connect@tdw.com 2

Who We Are & What We Do

Tidewater is the world’s largest and most experienced provider of marine support services for the offshore energy industry

3

Basic Tidewater Information

Year Founded: 1956

NYSE Symbol: TDW

Stock Price: ~$60/share

Market Cap: ~$3 billion

Enterprise Value: ~$4.5 billion

Shares O/S: ~49.5m shares

Fiscal 2013 Financial Highlights:

Total Assets $4.2 billion

Total Revenues $1.2 billion

Net Earnings $151 million

Debt/Total Cap 28% 4

Key Tidewater Facts

Pioneered the oil & gas service vessel industry 55+ years ago

“Best in Class” safety and compliance culture

First to expand extensively into int’l markets, evolving to our current global exposure– presence in over 50 countries with ~8,000 employees worldwide

Largest “NEW” OSV fleet in the industry

History of earnings growth and solid returns

Constructive fundamental backdrop for OSV industry

Solid balance sheet allows us to continue to act upon available opportunities, such as recent Troms acquisition and new Subsea business

5

Safety Record Rivals Leading Companies

TOTAL RECORDABLE INCIDENT RATES

0.7 0.6 0.5 0.4 0.3 0.2 0.1 0

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

CALENDAR YEARS

TIDEWATER DOW CHECMICAL CHEVRON EXXON/MOBIL

6

Working Offshore Rig Trends

450

400 405

Jackups

350

300

Rigs 250 262

ng Floaters

200

Worki 150

Prior peak (summer 2008)

100

50

0

1/04 7/04 1/05 7/05 1/06 7/06 1/07 7/07 1/08 7/08 1/09 7/09 1/10 7/10 1/11 7/11 1/12 7/12 1/13 7/13

Source: ODS-Petrodata 7

Note: 46 “Other” rigs, along with the Jackups and Floaters, provide a total working rig count of 713 in November 2013.

Drivers of our Business

“Peak to Present”

July 2008 Jan. 2011 November

(Peak)(Trough) 2013

Working Rigs 603 538 713

Rigs Under

186 118 234

Construction

OSV Global

2,033 2,599 3,031

Population

OSV’s Under

736 367 439

Construction

OSV/Rig Ratio 3.37 4.83 4.25

Source: ODS-Petrodata and Tidewater

8

The Worldwide OSV Fleet

(Includes AHTS and PSVs only) Estimated as of November 2013

As of November 2013, there are approximately 439 additional AHTS and PSV’s (~14% of the global fleet) under construction.

300

250 Vessels > 25 years old today

Built 200 PSV) 150 Vessels & of (AHTS 100 Number 50 0

1965 1970 1975 1980 1985 1990 1995 2000 2005 2010

Global fleet is estimated at 3,031 vessels, including ~720 vessels that are 25+ yrs old (25%).

Source: ODS-Petrodata and Tidewater

9

Tidewater’s Active Fleet

As of September 30, 2013

Deepwater vessels Towing Supply/Supply Other vessels

240 “New” vessels –6.1 avg yrs 27 “Traditional” vessels –26.7 avg yrs

40 35 30 25 20 15 10 5 0

1970 1975 1980 1985 1990 1995 2000 2005 2010

Number of vessels Year Built 10

Vessel Population by Owner

400 300 200 100 0

228 164 130 75 66 61 5

(AHTS and PSVs only) Estimated as of November 2013

Avg.

Tidewater Competitor #1 Competitor #2 Competitor #3 Competitor #4 Competitor # 5 All Others (2,306 total vessels for

400+ owners) 11

Source: ODS-Petrodata and Tidewater

History of Earnings Growth & Solid Through -Cyclele Returns

Adjusted EPS**

$8.00	$6.00 $4.00 $2.00 $0.00

$1.03 $1.78 $3.33 $5.94 $6.39 $7.89 $5.20 $2.40 $2.13 $3.03

Fiscal 2004 Fiscal 2005 Fiscal 2006 Fiscal 2007 Fiscal 2008

Fiscal 2009 Fiscal 2010 Fiscal 2011 Fiscal 2012 Fiscal 2013

** EPS Adj usted

Adjusted Return

On Avg. Equity 4.3% 7.2% 12.4% 18.9% 18.3% 19.5% 11.4% 5.0% 4.3% 5.9%

** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels. EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs. EPS in Fiscal 2010 is exclusive of $.66 per share Venezuelan provision, a $.70 per share tax benefit related to favorable resolution of tax litigation and a $0.22 per share charge for the proposed settlement with the SEC of the company’s FCPA matter. EPS in Fiscal 2011 is exclusive of total $0.21 per share charges for settlements with DOJ and Government of Nigeria for FCPA matters, a $0.08 per share charge related to participation in a multi-company U.K.-based pension plan and a $0.06 per share impairment charge related to certain vessels. EPS in Fiscal 2012 is exclusive of $0.43 per share goodwill impairment charge.

12

Our Global Footprint

Vessel Distribution by Region

(excludes stacked vessels -as of 9/30/13)

MENA

44(16%)

Asia/Pac

24(9%)

SS Africa/Europe Americas 136(51%)

63(24%)

In 2Q FY 2014, ~9% of vessel revenue was generated in the U.S. by < 15 vessels; however, <15 other U.S.-flagged vessels are currently operating in International regions that could be re-deployed to the U.S. GOM. In addition, Tidewater has currently under construction five additional U.S.-flagged deepwater PSVs.

13

Active Vessel Dayrates & Utilization by Segment

Americas Asia/Pac MENA Sub Sah Africa/Eur.

$22,000

$18,000 Dayrate $14,000 . $10,000

Avg

$6,000

6/10 12/10 6/11 12/11 6/12 12/12 6/13

100%

90%

tion Utiliza 80%

. 70%

A vg

60%

6/10 12/10 6/11 12/11 6/12 12/12 6/13

Impact of $7.4 million of retroactive revenue recorded in September 2012 quarter is excluded from 9/12 average dayrates and included in the respective March 2012 and June 2012 quarterly average dayrates. Utilization stats exclude stacked vessels. 14

The Largest Modern OSV Fleet in the Industry

Vessel Commitments Average Cost

Jan. ’00 – September ‘13 Vessel Count (2) Total Cost (2) per Vessel

Deepwater PSVs 96 $2,630m $27.4m

Deepwater AHTSs 11 $358m $32.5m

Towing Supply/Supply 109 $1,615m $14.8m

Other 55 $280m $5.1m

TOTALS: 271 $4,883m(1) $18.0m

(1) ~$4.27b (87%) funded through 9/30/13

(2). Vessel count and total cost is net of 25 vessel dispositions ($227m of original cost)

At 9/30/13, 240 new vessels were in our fleet with ~6.1 year average age 15

..... and More to Come

Vessels Under Construction*

As of September 30, 2013 Count

Deepwater PSVs 23

Deepwater AHTSs -

Towing Supply/Supply 6

Other 2

Total 31

Estimated delivery schedule –6 for the remainder of FY ’14, 16 in FY ’15 and 9 thereafter. CAPX of $218m for the remainder of FY ’14, $303m in FY ‘15 and $105m in FY ’16.

16

Strong Financial Position

Provides Strategic Optionality

As of September 30, 2013

Cash & Cash Equivalents $46 million

Total Debt $1,446 million

Shareholders Equity $2,635 million

Net Debt / Net Capitalization 35%

Total Debt / Capitalization 35%

~$650 million of available liquidity as of 9/30/13, including $420 million of unused capacity under committed bank credit facilities and $200 million of delayed funding from recent senior unsecured note financing.

17

New Vessel Trends by Vessel Type

Deepwater PSVs

Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size

$60,000 240

Q2 Fiscal 2014 Avg Day Rate: $31,053 $50,000 200

Utilization: 84.6% $40,000 160 $30,000 120

$20,000 73 80

66 69

55 57 62

51 54

47 49

43 44 45

34 38 40 $10,000 29 32 40

25 25 25 25 28

22 23 24

$0 -Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2

FY08 FY09 FY10 FY11 FY12 FY13 FY14

Average Fleet Size Average Day Rate Utilization -Adjusted Average Day Rate

$176 million, or 49%, of Vessel Revenue in Q2 Fiscal 2014 18

New Vessel Trends by Vessel Type

Deepwater AHTS

Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size

$60,000 240

Q2 Fiscal 2014 Avg Day Rate: $28,885 $50,000 200

Utilization: 87.9% $40,000 160 $30,000 120 $20,000 80

$10,000 40

9 9 11 11 11 11 11 11 11 11 11 11 11 11 11 11

6	8
5	5 5 5 5 5 5 5

$0 -Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2

FY08 FY09 FY10 FY11 FY12 FY13 FY14

Average Fleet Size Average Day Rate Utilization -Adjusted Average Day Rate

$26 million, or 7%, of Vessel Revenue in Q2 Fiscal 2014 19

New Vessel Trends by Vessel Type

Towing Supply/Supply Vessels

Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size

$25,000 250

Q2 Fiscal 2014 Avg Day Rate: $14,484 Utilization: 85.7% $20,000 200

$15,000 150

101 101 102 103 103 103

99 $10,000 93 100

85 88

81 83 78 68

61 63

57 59

51 54

46 47 49 $5,000 40 43 50 39

$0 -

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2

FY08 FY09 FY10 FY11 FY12 FY13 FY14

Average Fleet Size Average Day Rate Utilization-Adjusted Average Day Rate

$118 million, or 33%, of Vessel Revenue in Q2 Fiscal 2014 20

Tidewater’s New Subsea Business

Recent order of six

work-class remotely

(ROV) operated vehicles

21

Potential for Future Earnings Acceleration

+$950M EBITDA

~$12.50

Utilization 90.0% EPS

+$650M EBITDA

~$7.25

85.0%

Average ~$550M+ EPS EBITDA

~$5.50

82.7%*

EPS

This info is not meant to be a prediction of future earnings performance, but simply an indication of earning sensitivities resulting from future fleet additions and reductions and varying operating assumptions

$18,637 * $20,500 $22,550

(+ 10%) (+ 10%)

Actual Avg Qtrly Day rates

6/30/11 $14,291 Average Day rates 9/30/13 $18,637 +$4,346 =30.4%

*	9/30/13 quarterly actual stats

291 vessel assumption (240 current new vessels + 31 under construction + 20 additional new vessels next year). 22

Creating Financial Long- Strategy Termer Shareholder Focused on Value

Deliver Results

Maintain EVA-Based Investments

Financial Strength On Through-cycle Basis

23

Barclays Select Growth Conference

Jeffrey M. Platt

President and CEO

Joseph M. Bennett November 19, 2013

EVP & Chief IRO

Appendix

25

Fleet Renewal & Expansion Funded by CFFO thru Fiscal 2013

$in millions CAPX Dividend Share Repurchase

$700 $600 $500 $400 CFFO $300 $200 $100 $0

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Fiscal Year

Over a 14-year period, Tidewater has invested $4.6 billion in CapEx, and paid out ~$1.2 billion through dividends and share repurchases. Over the same period, CFFO and proceeds from dispositions were $3.8 billion and $749 million, respectively

26

New Fleet Driving Results

Average Fleet Count

450

400

350

300

250

200

150

100

50

-

Q1 Q2Q3 Q4Q1 Q2Q3 Q4Q1 Q2Q3 Q4Q1 Q2Q3 Q4Q1 Q2Q3 Q4Q1 Q2

FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY14

New Traditional Stacked

239 Average Active New Vessels in Q2 2014

Vessel Revenue ($)

$450

$400

$350

$300

$250

$200

$150

$100

$50

$0

Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY14 New Traditional

$364 million Vessel Revenue in Q2 2014 (93% from New Vessels)

27

Cyclical Upturn should Drive Margin Expansion

Vessel Cash Operating Margin ($) Vessel Cash Operating Margin (%)

$200 70% $175 60% $150 50% $125 40% $100 30% $75 20% $50 $25 10%

$0 0%

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2

FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY14 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY14

New Traditional Total New

$168 million Vessel Margin in Q2 Q2 FY2014 Vessel Margin: 46%

FY2014 (94% from New Vessels)

28

Total Revenue and Margin

Fiscal 2008-2014

Prior peak period (FY2009) averaged quarterly revenue of $500 56.4% $339M, quarter operating 53.0% margin of $175.6M at 51.8%

47.7% 50.0% $400 46.7% 46.3% 45.0% 44.1% 42.0% 41.0% 40.8% 38.0% 36.9%

$300 $300 million

M illions $200

$150 million

$100

$-

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 FY08 FY09 FY10 FY11 FY12 FY13 FY14 Vessel Revenue ($) Vessel Operating Margin ($) Vessel Operating Margin (%)

Note: Vessel operating margin is defined as vessel revenue less vessel operating expenses 29

Current Revenue Mix

Quality of Customer Base

Others Super Majors

41% 38%

NOC’s 21%

Our top 10 customers in Fiscal 2013 (4 Super Majors, 2 NOC’s, 3 IOC’s and 1 independent) accounted for 58% of our revenue

30

>> NEW Orleans, Louisiana

Worldwide Headquarters

Tidewater Inc.

Pan American Life Center

601 Poydras Street, Suite 1500

New Orleans, Louisiana 70130-USA

P:+504 568 1010

>> Houston, Texas

Tidewater Marine, L.L.C.

6002 Rogerdale road

Suite 600

Houston, texas 77072-1655

P:+17134705300